UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )

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NORTH SQUARE EVANSTON MULTI-ALPHA FUND
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NORTH SQUARE EVANSTON MULTI-ALPHA FUND

c/o North Square Investments, LLC

200 West Madison Street, Suite 2610

Chicago, Illinois 60606

October 31, 2025

Dear Shareholder:

The enclosed Proxy Statement contains information about a proposal (the “Proposal”) for approval by the shareholders of North Square Evanston Multi-Alpha Fund (the “Fund”) at a special meeting of shareholders to be held on January 29, 2026 to approve a new investment advisory agreement (the “New Advisory Agreement”) between the Fund and Evanston Capital Management, LLC (“ECM”), the current sub-adviser to the Fund.

The Proposal is contemplated by an agreement (“Transition Agreement”) by and among ECM and North Square Investments, LLC (“NSI”), the current investment adviser to the Fund, which contemplates ECM becoming the investment adviser to the Fund subject to shareholder approval (the “Proposed Transition”). The Transition Agreement provides that, among other matters, ECM and NSI will use commercially reasonable efforts to cause the Proposal to be approved.

NSI currently serves as the investment adviser to the Fund under an investment advisory agreement dated May 6, 2024, as amended from time to time, between the Fund and NSI (the “Current Advisory Agreement”). ECM currently serves as the sub-adviser to the Fund under a sub-advisory agreement dated May 6, 2024, as amended from time to time (the “Sub-Advisory Agreement”). Prior to the execution of these agreements, ECM served as the investment adviser to the Fund since its commencement of operations in July 2014. Due to an anticipated change in control of NSI (the “NSI Transaction”), the Current Advisory Agreement and Sub-Advisory Agreement will automatically terminate effective as of the closing of the NSI Transaction. In connection with the NSI Transaction, NSI will not continue to serve as the adviser to the Fund upon the termination of the Current Advisory Agreement. The Board of Trustees of the Fund (the “Board”) has, therefore, determined that it would be in the best interests of the Fund and its shareholders if ECM were to resume its prior role as the investment adviser to the Fund and continue to provide portfolio management services to the Fund.

As described in greater detail in the enclosed Proxy Statement, consummation of the Proposed Transition is contingent upon the New Advisory Agreement being approved by shareholders of the Fund. Under the Investment Company Act of 1940, as amended (the “1940 Act”), to be approved, the New Advisory Agreement must be approved at a meeting of the shareholders as required under the 1940 Act. The Board has also approved an interim advisory agreement that will allow ECM to serve as investment adviser to the Fund on a temporary basis for the period between the NSI Transaction and shareholder approval of the New Advisory Agreement. The New Advisory Agreement has terms which are substantially the same as the Current Advisory Agreement, including the advisory fee rate. ECM has also agreed to a new expense limitation agreement which will contain the same terms and expense cap as the current expense limitation agreement with respect to the Fund, which will remain in effect from the effective date of the New Advisory Agreement through at least August 1, 2026. ECM does not anticipate an increase in expenses of the Fund as a result of the Proposed Transition. The same portfolio managers would continue to be responsible for the day-to-day management of the Fund’s portfolio, and the Fund’s investment objective and strategies would remain the same following the Proposed Transition.

The enclosed Proxy Statement contains additional information regarding the Proposal.

The Board voted unanimously to approve the Proposal. The Board believes that the Proposal is in the best interests of the Fund and its shareholders. The Board recommends that you vote in favor of the Proposal to approve the New Advisory Agreement.

The enclosed Proxy Statement describes the voting process for shareholders. The proxy votes will be reported at the special meeting of shareholders scheduled for January 29, 2026. Please submit your proxy via the internet, phone or mail as soon as possible. Specific instructions for these voting options can be found on the enclosed Proxy Card. To ensure that your vote is counted, your executed proxy card must be received by 11:59 p.m. (Eastern Time) on January 28, 2026.

Thank you for your continued support.

Sincerely,

/s/ Ian Martin
Ian Martin, President and Principal Executive Officer

NORTH SQUARE EVANSTON MULTI-ALPHA FUND

c/o North Square Investments, LLC

200 West Madison Street, Suite 2610

Chicago, Illinois 60606

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To be held on January 29, 2026

To the Shareholders:

Notice is hereby given that a special meeting of shareholders (the “Meeting”) of the North Square Evanston Multi-Alpha Fund (the “Fund”) will be held at the office of the Fund’s administrator, Ultimus Fund Solutions, LLC, at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246 on January 29, 2026 at 10:00 AM, Central Time, or at any adjournment(s) or postponement(s) thereof, to approve the following proposal (the “Proposal”):

(1)	A new investment advisory agreement between the Fund and Evanston Capital Management, LLC.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting To Be Held on January 29, 2026:

The Notice of Special Meeting of Shareholders and Proxy Statement to Shareholders are available at www.proxyvote.com.

If you would like additional information concerning the Proposal described above, please call Ryan Cahill (Founding Partner, Business Development and Client Service) or Tracey Balderson (Senior Vice President, Investor Administration and Fund Operations) of Evanston Capital Management, LLC Monday through Friday between 8:30 a.m. and 5:00 p.m. (Central Time) at 833-877-0116.

By Order of the Board of Trustees

Dated: October 31, 2025	/s/ Ian Martin
Ian Martin
President and Principal Executive Officer

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL TO APPROVE THE NEW INVESTMENT ADVISORY AGREEMENT.

YOU ARE INVITED TO ATTEND THE MEETING AND VOTE IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE RETURN YOUR PROXY CARD PROMPTLY IN ACCORDANCE WITH THE INSTRUCTIONS NOTED ON THE ENCLOSED PROXY CARD. EVEN IF YOU HAVE VOTED BY PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. YOUR VOTE IS IMPORTANT REGARDLESS OF HOW MANY SHARES YOU OWN. BY VOTING PROMPTLY, YOU CAN HELP AVOID THE EXPENSE OF ADDITIONAL MAILINGS.

NORTH SQUARE EVANSTON MULTI-ALPHA FUND
PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JANUARY 29, 2026

YOUR VOTE IS VERY IMPORTANT!

QUESTIONS AND ANSWERS

While we encourage you to read the full text of the enclosed Proxy Statement, the following provides a summary of the Proposal submitted for your approval.

Q.	What are shareholders being asked to vote “FOR” at the upcoming Special Meeting of Shareholders on January 29, 2026 (the “Meeting”)?

A.	At the Meeting, shareholders of the North Square Evanston Multi-Alpha Fund (the “Fund”) will be voting on a proposal (the “Proposal”) to approve:

(1)	A new investment advisory agreement (the “New Advisory Agreement”) between the Fund and Evanston Capital Management, LLC (“ECM”).

Q.	Has the Board of Trustees of the Fund (the “Board”) approved the Proposal?

A.	An in-person meeting was held on October 15, 2025, which was called for the purpose of approving the New Advisory Agreement. The Board, comprised entirely of trustees who are not “interested persons” of the Fund (the “Independent Trustees”), as such term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), unanimously approved the New Advisory Agreement for the Fund.

Q.	Will my fees increase if the Proposal is approved?

A.	NO. THERE ARE NO PROPOSED FEE INCREASES. ECM has also agreed to a new expense limitation agreement which will contain the same terms and expense cap as the current expense limitation agreement with respect to the Fund, which will remain in effect from the effective date of the New Advisory Agreement through at least August 1, 2026.

Q.	Why, and for what reasons, are shareholders being asked to vote on the Proposal?

A.	NSI currently serves as the investment adviser to the Fund under an investment advisory agreement dated May 6, 2024, as amended from time to time, between the Fund and NSI (the “Current Advisory Agreement”). ECM currently serves as the sub-adviser to the Fund under a sub-advisory agreement dated May 6, 2024, as amended from time to time (the “Sub-Advisory Agreement”). Prior to the execution of these agreements, ECM served as the investment adviser to the Fund since its commencement of operations in July 2014. Due to an anticipated change in control of NSI (the “NSI Transaction”), the Current Advisory Agreement and Sub-Advisory Agreement will automatically terminate effective as of the closing of the NSI Transaction. In connection with the NSI Transaction, NSI will no longer serve as the adviser to the Fund upon the termination of the Current Advisory Agreement. The Board has, therefore, determined that it would be in the best interests of the Fund and its shareholders if ECM were to resume its prior role as the investment adviser to the Fund and continue to provide portfolio management services to the Fund. The Board has also approved an interim expense limitation agreement and an interim advisory agreement (the “Interim Advisory Agreement”) that will allow ECM to serve as investment adviser to the Fund on a temporary basis for the period between the NSI Transaction and shareholder approval of the New Advisory Agreement. The terms of the Interim Advisory Agreement provide for its automatic termination after 150 days.

If ECM becomes the investment adviser to the Fund subject to shareholder approval (the “Proposed Transition”), it is anticipated that Ultimus Fund Solutions, LLC and its affiliates (collectively, “Ultimus”) will continue to be engaged by the Fund to provide certain administrator, transfer agent, fund accountant and compliance services, including providing an experienced Chief Compliance Officer for the Fund (the “CCO”). In connection with the Proposed Transition, ECM anticipates engaging PINE Distributors LLC (“PINE”) to replace Foreside Fund Services, LLC (“Foreside”) as distributor for the Fund. It is anticipated that the nature and quality of the services the Fund receives will not be diminished as a result of PINE’s replacement of Foreside as the Fund’s distributor, nor by ECM replacing NSI as investment adviser to the Fund.

The Proposal is contemplated by an agreement by and among ECM and NSI (the “Transition Agreement”) which contemplates ECM becoming the investment adviser to the Fund subject to shareholder approval. The Transition Agreement provides that, among other matters, ECM and NSI will use commercially reasonable efforts to cause the Proposal to be approved.

If the Proposal is approved, the Interim Advisory Agreement will be terminated and replaced by the New Advisory Agreement, which will become effective upon consummation of the Proposed Transition. It is anticipated that the nature and quality of the services the Fund receives will not be diminished as a result of the Proposed Transition.

The 1940 Act prohibits any person from serving as an investment adviser of a registered investment company, such as the Fund, except pursuant to a written contract that has been approved by the vote of a majority of the outstanding voting securities of the investment company. Accordingly, shareholders of the Fund are being asked to approve the New Advisory Agreement.

Q.	What happens if the Proposal is not approved?

A.	The consummation of the Proposed Transition is contingent on the Proposal being approved by shareholders of the Fund. Upon the termination of the Current Advisory Agreement caused by the NSI Transaction, the Interim Advisory Agreement will go into effect, under which ECM will serve as the Fund’s investment adviser on an interim basis. Thereafter, if the Proposal is not approved within 150 days of the Interim Advisory Agreement going into effect, the Board will consider alternatives, which may include liquidating the Fund. Shareholders are NOT being asked to approve the Proposed Transition. Due to the nature of the Fund’s investments in underlying hedge funds, which only offer periodic liquidity, liquidation could require an extended period of time to process.

Q.	How does the Board recommend that I vote?

A.	The Board recommends that you vote FOR the Proposal.

Q.	How will the approval of the Proposal affect shareholders of the Fund?

A.	The Fund’s investment objective and investment strategies will not change as a result of the approval of the New Advisory Agreement. You will still own the same shares in the same Fund. Approval of the Proposal will not result in personnel changes to the Fund’s portfolio management team. ECM and its portfolio management team, as investment adviser, will continue to be responsible for implementing the Fund’s investment strategies through its provision of portfolio management services, and will also provide advisory and administrative services to the Fund.

The approval of the Proposal will not increase the advisory fee rate paid by the Fund and is not anticipated to increase the Fund’s operating expense ratio. In addition, the approval of the Proposal will not result in any change in the level of expense reimbursement that is currently provided by the investment adviser with respect to the Fund. The cost of preparing, printing and mailing the enclosed Proxy Statement and related proxy materials and all other costs incurred in connection with this solicitation of proxies, including any additional solicitation made by mail, telephone, e-mail or in person, will be paid by ECM.

Q.	Are there any material differences between the Current Advisory Agreement and the New Advisory Agreement?

A.	No. The New Advisory Agreement has terms which are substantially identical to those of the Current Advisory Agreement, with the exceptions that (1) ECM is replacing NSI as investment adviser under the agreement, and (2) the New Advisory Agreement will continue in effect for two years from its effective date before being subject to an annual renewal process thereafter. ECM has also agreed to a new expense limitation agreement which will contain the same terms and expense cap as the current expense limitation agreement with respect to the Fund, which will remain in effect from the effective date of the New Advisory Agreement through at least August 1, 2026.

More information comparing the Current Advisory Agreement and the New Advisory Agreement can be found under Proposal – Comparison of the Current Advisory Agreement and the New Advisory Agreement.

Q.	How do I vote?

A.	You can vote in person at the Meeting. If you cannot attend and vote at the Meeting in person, we urge you to vote your shares by submitting your proxy via the internet, phone or mail as soon as possible. Specific instructions for these voting options can be found on the enclosed Proxy Card. To ensure that your vote is counted, your executed proxy card must be received by 11:59 p.m. (Eastern Time) on January 28, 2026.

*          *          *          *

Introduction

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board for voting at the Meeting to be held at Ultimus’ principal office at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246 on January 29, 2026 at 10:00 AM, Central Time, or at any adjournment(s) or postponement(s) thereof. This Proxy Statement, the Notice of Special Meeting of Shareholders (the “Notice”) and the Proxy Card will be first sent to shareholders of the Fund on or about November 3, 2025. Shareholders of all classes of shares will vote jointly on the Proposal of the Fund.

At the Meeting, shareholders of the Fund will be asked to vote on the Proposal to approve the New Advisory Agreement between the Fund and ECM. The Board knows of no business, other than that specifically mentioned in the Notice, that will be presented for consideration at the Meeting. If other business should properly come before the Meeting, the proxy holders will vote thereon in accordance with their best judgment.

Voting Information

Record Date; Shareholders Entitled to Vote

The Board has fixed the close of business on October 15, 2025, as the record date (the “Record Date”) for the determination of shareholders of the Fund entitled to notice of and to vote at the Meeting. Shareholders of the Fund are entitled to one vote for each full share held and a proportionate fractional vote for each fractional share held on the Record Date. The Fund offers two classes of shares: Class A Shares and Class I Shares. The number of shares outstanding as of the Record Date (the “Outstanding Shares”) was 302,683.1680 and 8,946,681.3090 for Class A and Class I, respectively, which in each case equals the number of votes to which each such class is entitled.

Solicitation of Proxies

This solicitation of proxies is being made by and on behalf of the Fund. The cost of preparing, printing and mailing this Proxy Statement, the Notice and the accompanying Proxy Card and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by mail, telephone, e-mail or in person, will be paid by ECM. ECM has retained Broadridge Financial Solutions (“Broadridge”), a third-party proxy vendor, to assist in the proxy solicitation and tabulation. ECM, and not the Fund, will bear all costs related to the Proposed Transition and this Proxy Statement. The aggregate solicitation costs, which include Broadridge’s fees as well as the costs of typesetting, filing, printing and mailing the proxy materials and any additional solicitation, are estimated not to exceed $10,000. ECM will also bear any legal expenses to prepare the proxy materials and other miscellaneous related expenses.

While solicitation will be primarily by mail, certain officers and representatives of the Fund, officers, employees or agents of ECM, and certain financial service firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, e-mail or in person.

Revocation of Proxies

Shareholders may revoke their proxies at any time before such proxies are voted by written notification to the Fund or by a duly executed Proxy Card bearing a later date. Shareholders may also revoke their proxies previously given by attending the Meeting and voting in person.

Quorum; Adjournment; Required Vote

The presence at the Meeting, in person or by proxy, of at least one-third (33-1/3%) of the Outstanding Shares of the Fund constitutes a quorum for the Meeting. Thus, the Meeting can only take place if one-third or more of the Outstanding Shares of the Fund is present in person or represented by proxies.

If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes in favor of the Proposal are not received, the Meeting may be adjourned to permit further solicitation of proxies. Any lesser number of the Outstanding Shares of the Fund than the quorum will be sufficient for an adjournment. No notice of any adjournment of the Meeting will be given other than announcement at the Meeting or an adjournment or postponement thereof.

Shares	Quorum	Voting
In general	All shares present or by proxy are counted towards a quorum.	Shares present at the meeting will be voted at the Meeting. Shares present by proxy will be voted in accordance with the voting shareholders’ instructions.
Proxy with no voting instruction (other than broker “non-vote”)	Considered present at the Meeting.	Voted “FOR” the proposal.
Abstain	Considered present at the Meeting.	Not voted. Same effect as a vote “against.”

Broker “non-votes” (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) are not expected at the Meeting as there is no routine matter on which such brokers could vote.

The affirmative vote of a “majority of the outstanding voting securities” of the Fund present, in person or by proxy, and voting at the Meeting is required to approve the New Advisory Agreement. A “majority of the outstanding voting securities” of the Fund means the affirmative vote of the lesser of (i) 67% or more of the voting securities of the Fund present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy at the Meeting; or (ii) more than 50% of the outstanding voting securities of the Fund.

Shareholders are not entitled to any rights of appraisal or similar rights of dissenters with respect to the Proposal.

PROPOSAL: APPROVAL OF THE NEW ADVISORY AGREEMENT

General Information

NSI currently serves as the investment adviser to the Fund under the Current Advisory Agreement. ECM currently serves as the sub-adviser to the Fund under the Sub-Advisory Agreement. Prior to the execution of these agreements, ECM served as the investment adviser to the Fund since its commencement of operations in July 2014. Due to an anticipated change in control of NSI through the NSI Transaction, the Current Advisory Agreement and Sub-Advisory Agreement will automatically terminate effective as of the closing of the NSI Transaction. In connection with the NSI Transaction, NSI has notified the Fund that it will no longer serve as the adviser to the Fund upon the termination of the Current Advisory Agreement. The Board has, therefore, determined that it would be in the best interests of the Fund and its shareholders if ECM were to resume its prior role as the investment adviser to the Fund and continue to provide portfolio management services to the Fund. The same portfolio managers would continue to be responsible for the day-to-day management of the Fund’s portfolio, and the Fund’s investment objective and strategies would remain the same following the Proposed Transition. The Board has also approved the Interim Advisory Agreement, which will allow ECM to serve as investment adviser to the Fund on a temporary basis for the period between the NSI Transaction and shareholder approval of the New Advisory Agreement. The terms of the Interim Advisory Agreement provide for its automatic termination after 150 days.

If the Proposed Transition is consummated, it is anticipated that Ultimus will continue to be engaged by the Fund to provide certain administrator, transfer agent, fund accountant and compliance services, including providing an experienced CCO. In connection with the Proposed Transition, PINE will replace Foreside as distributor for the Fund, effective on or about January 1, 2026. It is anticipated that the nature and quality of the services the Fund receives will not be diminished as a result of PINE’s replacement of Foreside as the Fund’s distributor, nor by ECM replacing NSI as investment adviser to the Fund.

The Proposal is contemplated by the Transition Agreement by and among ECM and NSI which contemplates ECM becoming the investment adviser to the Fund, subject to shareholder approval. The Transition Agreement provides that, among other matters, ECM and NSI will use commercially reasonable efforts to cause the Proposal to be approved.

Under Section 15(a) of the 1940 Act, ECM can serve as the investment adviser to the Fund under the New Advisory Agreement only if the agreement is approved by the vote of a majority of the outstanding voting securities of the Fund. Accordingly, shareholders of the Fund are being asked to approve the New Advisory Agreement.

The New Advisory Agreement has terms which are substantially identical to those of the Current Advisory Agreement, with the exceptions that (1) ECM is replacing NSI as investment adviser under the agreement, and (2) the New Advisory Agreement will continue in effect for two years from its effective date before being subject to an annual renewal process thereafter. ECM has also agreed to a new expense limitation agreement which will contain the same terms and expense cap as the current expense limitation agreement with respect to the Fund, which will remain in effect from the effective date of the New Advisory Agreement through at least August 1, 2026. If the Proposal is approved, the New Advisory Agreement will become effective upon consummation of the Proposed Transition.

The consummation of the Proposed Transition is contingent on the Proposal being approved by shareholders of the Fund. Upon the termination of the Current Advisory Agreement caused by the NSI Transaction, the Interim Advisory Agreement will go into effect, under which ECM will serve as the Fund’s investment adviser on an interim basis. Thereafter, if the Proposal is not approved within 150 days of the Interim Advisory Agreement going into effect, the Board will consider alternatives, which may include liquidating the Fund. Due to the nature of the Fund’s investments in underlying hedge funds, which only offer periodic liquidity, liquidation could require an extended period of time to process. Shareholders are NOT being asked to approve the Proposed Transition.

ECM

ECM, a Delaware limited liability company, currently serves as the Fund’s sub-adviser and is responsible for the day to day management of the Fund and for investing the Fund’s assets in various underlying funds in which the Fund invests, subject to policies adopted by the Board. The Board provides broad oversight over the operations and affairs of the Fund. ECM is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. ECM’s offices are located at 1560 Sherman Avenue, Suite 960, Evanston, Illinois 60201.

The following chart sets forth the name, address and principal occupation of the principal executive officers and managers of ECM:

Name	Address	Principal Occupation
Kenneth A. Meister	1560 Sherman Avenue, Suite 960, Evanston, Illinois 60201	President and Co-Chief Operating Officer
Adam Blitz	1560 Sherman Avenue, Suite 960, Evanston, Illinois 60201	Chief Executive Officer and Co-Chief Investment Officer

Comparison of the Current Advisory Agreement and the New Advisory Agreement

The Current Advisory Agreement was entered into on May 6, 2024 by and between NSI and the Fund and was approved by the Fund’s shareholders on March 14, 2024.

The New Advisory Agreement has terms which are substantially identical to those of the Current Advisory Agreement, with the exceptions that (1) ECM is replacing NSI as investment adviser under the agreement, and (2) the New Advisory Agreement will continue in effect for two years from its effective date before being subject to an annual renewal process thereafter.

The Current Advisory Agreement and the New Advisory Agreement are each attached hereto as Exhibit A and Exhibit B, respectively. The following is a comparison of the terms of the Current Advisory Agreement and the New Advisory Agreement:

Advisory Services

The provisions of the New Advisory Agreement relating to services to be provided by ECM are substantially identical to the corresponding provisions in the Current Advisory Agreement with respect to both investment advisory services and non-advisory administrative-related services.

Under both agreements the investment adviser to the Fund supervises investments of the Fund on behalf of the Fund in accordance with investment objectives, programs and restrictions of the Fund as provided in the Fund’s governing documents. Both agreements require the investment adviser to continuously furnish an investment program for the Fund, including managing the investment and reinvestment of the Fund’s assets, determining what investments will be purchased, held, sold or exchanged by the Fund and what portion, if any, of the assets of the Fund will be held uninvested, and continuously reviewing, supervising and administering the investment program of the Fund. The Current Advisory Agreement also permits NSI to appoint a subadvisor to assume responsibility for these investment advisory services. NSI has appointed ECM to this role via the Sub-Advisory Agreement. Pursuant to the Sub-Advisory Agreement, ECM has assumed the responsibility of supervising investments of the Fund on behalf of the Fund in accordance with the investment objectives, programs and restrictions of the Fund as provided in the Fund’s governing documents. Although the New Advisory Agreement grants the same authority for the investment adviser to appoint a sub-adviser, ECM currently anticipates it will manage the portfolio directly and does not anticipate appointing any sub-advisers at this time.

Advisory Fees and Expense Limitations

Under the Current Advisory Agreement, the Fund pays NSI quarterly in arrears a fee (the “Management Fee”), calculated at the annual rate of 1.00% of the aggregate value of its outstanding shares determined as of the last calendar day of each month (before any repurchases of shares and prior to the Management Fee being calculated). For the fiscal year ended March 31, 2025, the Fund paid $778,384 as compensation for investment advisory services.

Up to and including August 1, 2026, NSI has contractually agreed to limit the total annualized operating expenses of the Fund (excluding any borrowing and investment-related costs and fees, taxes, extraordinary expenses and the fees and expenses of underlying portfolio funds in which the Fund invests) to 1.50% with respect to the Class I Shares and 2.25% with respect to the Class A Shares. In addition, NSI is permitted to recover fees and expenses it has waived or borne pursuant to the expense limitation agreement from the applicable class or classes of Shares (whether through reduction of its Management Fee or otherwise) in later periods to the extent that the Fund’s expenses with respect to the applicable class of shares fall below the annual rate of 1.50% with respect to Class I Shares or 2.25% with respect to Class A Shares (the “Expense Limitation Agreement”). The Fund, however, is not obligated to pay any such amount more than three years after the end of the fiscal year in which NSI deferred a fee or reimbursed an expense. Any such recovery by NSI will not cause the Fund to exceed the annual limitation rate set forth above or otherwise in effect at the time of recovery.

If the Proposed Transition is consummated, NSI will continue to be entitled to recover fees and expenses it has waived or borne pursuant to the Expense Limitation Agreement during the period of time NSI served as investment adviser to the Fund. Similarly, if the Proposed Transition is consummated, ECM will continue to be entitled to recover fees and expenses it waived or bore pursuant to certain prior expense limitation agreements during the previous period of time ECM originally served as investment adviser to the Fund.

The provisions of the New Advisory Agreement relating to the advisory fees of ECM are substantially the same as the corresponding provisions of the Current Advisory Agreement. ECM has also agreed to a new expense limitation agreement, which contains the same terms and expense cap as the current expense limitation agreement with respect to the Fund, which will remain in effect from the effective date of the New Advisory Agreement through at least August 1, 2026.

Fund Expenses

Under both agreements, the investment adviser is not responsible, except to the extent of the reasonable compensation of the Fund’s employees who are partners, managers, officers, or employees of the investment adviser whose services may be involved, for the following expenses of the Fund: all fees and expenses directly related to portfolio transactions and positions for the Fund’s account such as direct and indirect expenses associated with the Fund’s investments and enforcing the Fund’s rights in respect of such investments; brokerage commissions; interest and fees on any borrowings by the Fund; professional fees (including, without limitation, expenses of consultants, experts and specialists); research expenses; fees and expenses of outside legal counsel (including fees and expenses associated with the review of documentation for prospective investments by the Fund), including foreign legal counsel; accounting, auditing and tax preparation expenses; fees and expenses in connection with repurchase offers and any repurchases or redemptions of Fund shares; taxes and governmental fees (including tax preparation fees); fees and expenses of any custodian, sub-custodian, administrator, transfer agent, registrar, and any other agent of the Fund; all costs and charges for equipment or services used in communicating information regarding the Fund’s transactions among the investment adviser and any custodian or other agent engaged by the Fund; bank services fees; expenses of preparing, printing, and distributing copies of the registration statement (including the prospectus) and any other sales material (and any supplements or amendments thereto), reports, notices, other communications to holders of shares of the Fund, and proxy materials; expenses of preparing, printing, and filing reports and other documents with government agencies; expenses of shareholders’ meetings; expenses of corporate data processing and related services; shareholder recordkeeping and shareholder account services, fees, and disbursements; expenses relating to investor and public relations; extraordinary expenses such as litigation expenses; and any other expenses reasonably considered an expense of the Fund or otherwise approved by the Fund’s Board as an expense of the Fund.

ECM does not anticipate any increase in Fund expenses in connection with the Proposed Transition.

Liability and Indemnification

Under both agreements, neither the investment adviser nor its partners, officers, managers, employees, affiliates, successors, or other legal representatives shall be subject to any liability for any act or omission, error of judgment, mistake of law, or for any loss suffered by the Fund, in connection with the provision of services to be rendered under the agreements, except by reason of willful misfeasance, bad faith, or gross negligence by the investment adviser in the performance of its duties or by reason of reckless disregard by the investment adviser of its obligations and duties.

With respect to indemnification, both agreements provide that the Fund will indemnify the investment adviser and any investment adviser affiliate, and each of their partners, members, managers, officers, and employees and any of their affiliated persons, executors, heirs, assigns, successors, or other legal representatives (each an “Indemnified Person”) against any and all costs, losses, claims, damages, or liabilities, joint or several, including, without limitation, reasonable attorneys’ fees and disbursements, resulting in any way from the performance or non-performance of any Indemnified Person’s duties in respect of the Fund, except those resulting from the willful misfeasance, bad faith or gross negligence of an Indemnified Person or the Indemnified Person’s reckless disregard of such duties and, in the case of criminal proceedings, unless such Indemnified Person had reasonable cause to believe its actions were unlawful.

Term and Termination

The Current Advisory Agreement may be continued in effect from year to year if such continuance is approved annually by the Board or by vote of a majority of the outstanding voting securities of the Fund; provided that in either event the continuance is also separately approved by a majority of the Fund’s Independent Trustees by vote cast in person at a meeting called for the purpose of voting on such approval. The Current Advisory Agreement is terminable without penalty, on sixty (60) days’ prior written notice: by the Fund’s Board; by vote of a majority of the outstanding voting securities of the Fund; or by NSI. The Current Advisory Agreement also provides that it will terminate automatically in the event of its “assignment,” as defined by the 1940 Act and the rules thereunder.

The provisions of the New Advisory Agreement relating to the term and termination of the New Advisory Agreement are substantially the same as the corresponding provisions of the Current Advisory Agreement, other than the initial term of the New Advisory Agreement which will be two years given that such agreement will be approved as a new agreement by the Board and the shareholders of the Fund.

Board Considerations in Approving the New Advisory Agreement

At a special in-person meeting held on October 15, 2025 (the “Meeting”), the Board, comprised solely of Independent Trustees, unanimously voted to approve the New Advisory Agreement between the Fund and ECM for a two-year term. The Board noted that the Fund’s current investment adviser, NSI would no longer serve as the investment adviser to the Fund in connection with the NSI Transaction effective as of the closing of the NSI Transaction and that the Current Advisory Agreement would terminate at that time.

In connection with its consideration of the New Advisory Agreement, the Board requested and reviewed responses from ECM to the Section 15(c) request posed to ECM on behalf of the Board by independent counsel and supporting materials relating to those questions and responses, as well as other information and data provided. In this connection, the Board reviewed and discussed various information and data that had been provided prior to the Meeting, including the New Advisory Agreement, ECM’s Form ADV Part 1A, brochures and brochure supplements, as applicable, profitability information, comparative information about the Fund’s performance, advisory fees and expense ratio, and other pertinent information. In addition, the Board considered such additional information as it deemed reasonably necessary, including information and data provided by NSI and ECM during the course of the year, to evaluate the New Advisory Agreement with respect to the Fund. The Board reviewed and discussed ECM’s Section 15(c) response and discussed various questions and information with representatives of ECM at the Meeting, including with respect to the Proposed Transition, certain performance, advisory fee and other expense information and discussions with the Fund’s portfolio managers. Throughout the process, including at the Meeting, the Board had numerous opportunities to ask questions of, and request additional materials from, ECM. The Board met in executive sessions at which no representatives of management were present to consider the approval of the New Advisory Agreement with respect to the Fund. The Board also took into account information reviewed by it at its regular quarterly in-person meeting held on September 23-24, 2025 (the “September 2025 Meeting”) that was relevant to its consideration of the New Advisory Agreement, including certain performance information and discussions with representatives of NSI, the Fund’s current investment adviser, as well as such additional information it deemed relevant and appropriate in its judgment. The Board noted that the information received and considered by the Board was both written and oral. Based on its evaluation of this information, the Board, comprised entirely of Independent Trustees, unanimously approved the New Advisory Agreement for an initial two-year period from the date on which the New Advisory Agreement is approved by a majority of the outstanding voting securities of the Fund.

In determining whether to approve the New Advisory Agreement, the Trustees reviewed and evaluated information and factors they believed to be relevant and appropriate in the exercise of their reasonable business judgment. While individual Trustees may have weighed certain factors differently, the Board’s determination to approve the New Advisory Agreement with respect to the Fund was based on a comprehensive consideration of all information provided to the Board with respect to the approval of the New Advisory Agreement. The Board was also furnished with an analysis of its fiduciary obligations in connection with its evaluation of the New Advisory Agreement and, throughout the evaluation process, the Board was assisted by independent counsel. A more detailed summary of important, but not necessarily all, factors the Board considered with respect to its approval of the New Advisory Agreement is provided below. The Board also considered other factors, including conditions and trends prevailing generally in the economy, the securities markets, and the industry. The Board’s conclusions may be based in part on the Board’s ongoing regular review of Fund performance and operations throughout the year.

Nature, Extent and Quality of Services

The Board considered information regarding the nature, extent and quality of services proposed to be provided to the Fund by ECM. The Board considered, among other things, the terms of the New Advisory Agreement and the range of services proposed to be performed by ECM. The Board noted that the New Advisory Agreement was substantially identical to the Current Advisory Agreement with the exception of its term. The Board noted that the services to be provided include but are not limited to, providing a continuous investment program for the Fund, adhering to the Fund’s investment restrictions, complying with the Fund’s policies and procedures, and voting proxies on behalf of the Fund, if any. The Board also considered ECM’s reputation, organizational structure, resources and overall financial strength.

In addition, the Board considered ECM’s professional personnel who will provide services to the Fund, including ECM’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board reviewed the experience, qualifications, backgrounds, and responsibilities of ECM’s senior investment professionals who would be primarily responsible for the Fund’s management. The Board also considered ECM’s role and experience in supervising third-party fund service providers and providing related services and assistance in meeting legal and regulatory requirements. The Board discussed the ability of ECM to manage the Fund’s investments in accordance with the Fund’s stated investment objectives and policies, as well as the services to be provided by ECM that are necessary for the operation of the Fund. The Board considered the benefits that the Fund is anticipated to derive from the resources available to ECM. The Board also considered the compliance program and compliance records and regulatory history of ECM. The Board noted ECM’s support of the Fund’s compliance control structure, including the resources that are to be devoted by ECM in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act and the efforts of ECM to address matters such as cybersecurity risks and to invest in business continuity planning. The Board also noted that it received and reviewed information from the CCO regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, which included evaluating the regulatory compliance systems of ECM and procedures reasonably designed to ensure compliance with the federal securities laws. The Board also considered ECM’s policies and procedures, including the Fund’s CCO’s review and evaluation of these policies and procedures, and that the CCO found them to be reasonably designed to prevent violations of federal securities laws and were operating effectively. The Board also noted that it met separately, in executive session, with the CCO on a regular basis.

The Board also considered the nature and extent of significant risks assumed by ECM in connection with the services to be provided to the Fund, including entrepreneurial risk and ongoing risks, including investment, operational, enterprise, litigation, regulatory and compliance risks. The Board also noted increased regulatory risk which, among other things, can increase cost of operations and introduce legal and administrative challenges with respect to management of the Fund.

The Board took into account its familiarity with ECM from its service to the Fund as sub-adviser and the quality and level of services provided to the Fund. The Board also took into account NSI’s evaluation of ECM’s performance as sub-adviser to the Fund. The Board also noted that ECM previously was the Fund’s adviser since the Fund’s inception on July 1, 2014 until May 6, 2024.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services to be provided by ECM as adviser, taken as a whole, are appropriate and consistent with the terms of the New Advisory Agreement. In addition, the Board concluded that the Fund was likely to benefit from services to be provided under the New Advisory Agreement.

Fund Performance

The Board reviewed and considered the performance of the Fund over various periods. The Board considered various data and materials provided to the Board by ECM concerning Fund performance, including a comparison of the investment performance of the Fund to its benchmark index, as well as comparative fee information provided by Broadridge Financial Solutions, Inc., based on data produced by Morningstar Inc., an independent provider of investment company data (the “Broadridge Report”), comparing the investment performance of the Fund to a group of peer funds.

The Board received information at the Meeting, including ECM’s discussion of the Fund’s performance and took into account factors contributing to the performance of the Fund relative to its benchmark and peer group. The

Board also took into account factors including general market conditions; the “style” in which the Fund is managed; issuer-specific information; and fund cash flows. The Board considered that the same portfolio managers would continue to be responsible for the day-to-day management of the Fund’s portfolio.

Based on these considerations, the Board determined that it was reasonable to conclude that ECM has the ability to continue to manage the Fund successfully from a performance standpoint.

Advisory Fees and Expenses

The Board reviewed and considered the advisory fee rate of the Fund that is being paid to NSI and the Fund’s total net expense ratio. The Board considered that the advisory fee for the Fund would not change under the New Advisory Agreement with ECM.

The Board reviewed information contained in the Broadridge Report comparing the Fund’s advisory fee rate and total expense ratio relative to a group of its peer funds. While the Board recognized that comparisons between the Fund and its peer funds may be imprecise and non-determinative, the comparative information provided in the Broadridge Report was helpful to the Board in evaluating the reasonableness of the Fund’s advisory fees and total expense ratio. The Board noted that the Fund’s contractual advisory fee and net total expenses were below the median of the Fund’s peer group as selected in the Broadridge Report.

The Board also took into account that NSI had contractually agreed to limit the annual expense ratio for the Fund, excluding certain operating expenses and class-level expenses (the “Expense Cap”). The Board also noted that ECM would continue such Expense Cap for the Fund.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by ECM to other types of clients with investment strategies similar to those of the Fund, if any.

The Board also noted ECM’s representation that the services to be provided to the Fund are not duplicative of the advisory services provided by the investment managers of the underlying funds in which the Fund may invest. Based on its consideration of the factors and information it deemed relevant, including those described here, the Board concluded that the compensation to be paid to ECM under the New Advisory Agreement was reasonable.

Profitability

The Board received and considered information concerning ECM’s estimated profitability with respect to its provision of services to the Fund. The Board took into account the expenses to be borne by ECM, ECM’s continuation and extension of the Fund’s Expense Cap, and ECM’s resources to be utilized in managing the Fund. Based on its review, the Board determined that the potential profits that ECM may receive from services to be provided to the Fund, if any, were not excessive.

Economies of Scale

The Board considered the potential for ECM to experience economies of scale in the provision of advisory services to the Fund as the Fund grows. The Board also considered that ECM may share potential economies of scale from its advisory business in a variety of ways, including through services that benefit shareholders, competitive advisory fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders. In addition, the Board took into account management’s discussion of the Fund’s fee structure. The Board also considered that, if the Fund’s assets increase over time, the Fund may realize other economies of scale. The Board determined that, because of the Fund’s asset size and the revenues expected to be generated, the Board did not believe breakpoints were appropriate at this time.

The Board concluded that ECM’s proposed arrangements with respect to the Fund constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

“Fall-Out” Benefits

The Board received and considered information regarding potential “fall-out” or ancillary benefits that ECM may receive as a result of its relationship with the Fund. The Board noted that ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in ECM’s business as a result of its relationship with the Fund.

Based on its consideration of the factors and information it deemed relevant, including those described above, the Board did not find that any ancillary benefits that may be received by ECM are unreasonable.

Conclusion

At the Meeting, after considering the above-described material factors and based on its deliberations and its evaluation of the information described above, and assisted by the advice of independent counsel, the Board, comprised solely of Independent Trustees, concluded that the approval of the New Advisory Agreement with respect to the Fund was in the best interest of the Fund and its shareholders.

The consummation of the Proposed Transition is contingent on the Proposal being approved by shareholders of the Fund. Upon the termination of the Current Advisory Agreement caused by the NSI Transaction, the Interim Advisory Agreement will go into effect, under which ECM will serve as the Fund’s adviser on an interim basis. Thereafter, if the Proposal is not approved within 150 days of the Interim Advisory Agreement going into effect, the Board will consider alternatives, which may include liquidating the Fund. Shareholders are NOT being asked to approve the Proposed Transition. Due to the nature of the Fund’s investments in underlying hedge funds, which only offer periodic liquidity, liquidation could require an extended period of time to process.

Board Recommendation for Proposal

The Board, comprised solely of Independent Trustees, believes that the Proposal to approve the New Advisory Agreement is in the best interests of the Fund and its shareholders.

The Board unanimously recommends that you vote FOR the Proposal to approve the New Advisory Agreement.

ADDITIONAL INFORMATION

Shareholders are not entitled to any rights of appraisal or similar rights of dissenters with respect to the Proposal.

Other Matters to Come Before the Meeting

The Board and management of the Fund are not aware of any matters that will be presented at the Meeting other than those set forth in this Proxy Statement. Should any other matters properly come before the Meeting, the proxy holders will vote thereon in accordance with their best judgment.

Principal Underwriter

The current distributor, Foreside Fund Services, LLC (the “Current Distributor”), acts as the statutory principal underwriter of the Fund. The Current Distributor is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. The Current Distributor is not affiliated with ECM, NSI or any other service provider for the Fund. The Current Distributor’s offices are located at Three Canal Plaza, Suite 100, Portland, Maine 04101.

Beginning on or about January 1, 2026, the new distributor, PINE Distributors LLC (the “New Distributor”), will act as the statutory principal underwriter of the Fund. The New Distributor is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. The New Distributor is not affiliated with ECM, NSI or any other service provider for the Fund. The New Distributor’s offices are located at 501 S. Cherry St., Suite 610, Denver, Colorado 80246.

Administrator

Ultimus Fund Solutions, LLC, located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, provides certain administrative, fund accounting agency, transfer agency and registrar services to the Fund.

Security Ownership of Certain Beneficial Owners and Management

As of the Record Date, the persons who held of record 5% or more of the outstanding shares of any class of shares of the Fund are listed below. The following record owners of the Fund and class held the share amounts and corresponding percentages indicated below, which was owned either (i) beneficially by such persons or (ii) of record by such persons on behalf of customers who are the beneficial owners of such shares and as to which such record owners may exercise voting rights under certain limited circumstances. Beneficial owners of 25% or more of a class of a Fund are presumed to be in control of the class for purposes of voting on certain matters submitted to shareholders. Beneficial share ownership by a Fund trustee or officer, as the case may be, is noted. To the knowledge of the Fund, no other person owns (of record or beneficially) 5% or more of the outstanding shares of any class of shares of a Fund.

Title of Class	Name and Address of Beneficial Owner	Amount of Beneficial Ownership	Nature of Beneficial Ownership	Percent of Class
Class A	Baird Trust Company Trustee FBO/Stephen G. Brentano Sep IRA 8679 West 102nd Terrace Overland Park, KS 66212	38,880.0640	Record	12.85%
Class A	DA Davidson & Co. Custody/FBO Sheryl L. Simkins TTEE John M. Simkins Marital Trust UWO John M. Simkins DTD 3/17/97 1625 Kenyon Drive Bozeman, MT 59715	37,974.6840	Record	12.55%
Class A	DA Davidson & Co. Custody/FBO Sheryl L. Simkins TTEE John M. Simkins Family Trust UWO John M. Simkins DTD 3/17/97 1625 Kenyon Drive Bozeman, MT 59715	37,974.6840	Record	12.55%
Class A	DA Davidson & Co. Custody/FBO Shane Simkins 9441 Market Drive Parker, CO 80134	36,630.0370	Record	12.10%
Class A	Julie Grumet 1316 Midwood Place Silver Spring, MD 20910	30,970.2190	Record	10.23%
Class A	Clifford Barone 29 Mountainside Drive Morristown, NJ 07960	24,325.4030	Record	8.04%
Class A	Anthony Benevento and Jacqueline Benevento 15 Sawyer Kill Terrace Saugerties, NY 12477-1139	21,808.3280	Record	7.21%
Class A	Baird Trust Company Trustee FBO/Edward H. Frey Traditional IRA 3008 West Key West Street Wichita, KS 67204	21,207.3080	Record	7.01%
Class A	Baird Trust Company Trustee FBO/Gary Powell IRA 1223 Lorene Drive Pasadena, MD 21122	17,935.1310	Record	5.93%

To the knowledge of the Fund, as of the Record Date, (i) no trustee of the Fund and no “named executive officer” of the Fund (as defined in Item 402(a)(3) of Regulation S-K), owned 1% or more of the outstanding shares of any class of the Fund, and (ii) all trustees and executive officers of the Fund owned, as a group, less than 1% of the outstanding shares of each class of the Fund.

Affiliated Brokerage

During the fiscal year ended March 31, 2025 (the most recent fiscal year for which such information is available), the Fund paid no brokerage commissions to (i) any broker that is an affiliated person of the Fund or an affiliated person of such person, or (ii) any broker an affiliated person of which is an affiliated person of the Fund, ECM, NSI, the Fund’s administrator or the Fund’s distributor.

Other Payments to Affiliates

During the fiscal year ended March 31, 2025 (the most recent fiscal year for which such information is available), the Fund made no material payments to ECM, NSI, or any affiliated person of ECM or NSI for services provided to the Fund other than for services provided pursuant to the Current Advisory Agreement and Sub-Advisory Agreement.

Shareholder Reports

The Fund’s annual and semi-annual reports to shareholders may be viewed, free of charge, on the SEC’s website (http://www.sec.gov).

Copies of the Fund’s most recent annual and semi-annual reports may be obtained, without charge, upon request by writing to the Fund at North Square Investments, LLC, c/o Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, or by calling the Fund at 1-513-587-3400.

Shareholder Proposals

The Fund is not required to hold annual shareholder meetings and currently does not intend to hold such meetings unless shareholder action is required in accordance with the 1940 Act. Any shareholder who wishes to submit a proposal for consideration at a subsequent meeting should send the written proposal to the Fund within a reasonable time before the proxy statement for that meeting is mailed. Whether a shareholder proposal is included in the proxy statement will be determined in accordance with applicable federal and state laws.

Shareholder Communications with the Board

Shareholders may mail written communications to the Board, addressed to the care of the Secretary of the Fund at the following address: Board of Trustees, North Square Evanston Multi-Alpha Fund, c/o Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246. Any shareholder communication must be in writing and be signed by the shareholder. The Secretary will review and organize all properly submitted shareholder communications. The Secretary will either (i) provide a copy of the communication to the Board at its next regularly scheduled Board meeting or (ii) if the Secretary determines that the communication requires more immediate attention, forward the communication to the Board promptly after receipt. The Secretary may, in good faith, determine that a shareholder communication should not be provided to the Board in certain circumstances.

THE BOARD RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL TO APPROVE THE NEW ADVISORY AGREEMENT.

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. YOU MAY ALSO SUBMIT YOUR PROXY ELECTRONICALLY OR BY TELEPHONE. SPECIFIC INSTRUCTIONS FOR THESE VOTING OPTIONS ARE FOUND ON THE ENCLOSED PROXY FORM. TO ENSURE THAT YOUR VOTE IS COUNTED, YOUR EXECUTED PROXY CARD MUST BE RECEIVED BY 11:59 P.M. (EASTERN TIME) ON JANUARY 28, 2026.

/s/ Ian Martin
Ian Martin,
President and Principal Executive Officer

Date: October 31, 2025

EXHIBIT A

INVESTMENT ADVISORY AGREEMENT BY AND BETWEEN
NORTH SQUARE EVANSTON MULTI-ALPHA FUND AND
NORTH SQUARE INVESTMENTS, LLC

THIS INVESTMENT ADVISORY AGREEMENT (the “Agreement”), dated as of May 6, 2024 is entered into by and between North Square Evanston Multi-Alpha Fund, a Delaware statutory trust (the “Fund”), and North Square Investments, LLC, a Delaware limited liability company (the “Adviser”).

WITNESSETH:

WHEREAS, the Fund is registered with the Securities and Exchange Commission (the “SEC”) as a closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and engages in the business of providing investment management and other services; and

WHEREAS, the Fund desires to retain the Adviser to render advice and services to the Fund pursuant to the terms and provisions of this Agreement, and the Adviser desires to furnish said advice and services; and

WHEREAS, the Adviser agrees to serve as the investment adviser for the Fund on the terms and conditions set forth herein; and

WHEREAS, the Adviser may retain one or more investment sub-advisers (the “Sub-Advisers”) and other parties to render portfolio management and other investment advisory and related services to the Fund pursuant to, in the case of the Sub-Advisers, investment sub-advisory agreements between the Adviser and each such Sub-Adviser (each, a “Sub-Advisory Agreement”).

NOW, THEREFORE, in consideration of the mutual premises and covenants herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, it is agreed by and between the parties hereto as follows:

1.            APPOINTMENT OF ADVISER. The Fund hereby appoints the Adviser, and the Adviser hereby accepts such appointment, to render investment advisory and related services to the Fund for the period and on the terms set forth in this Agreement, subject to the supervision and direction of the Fund’s Board of Trustees (the “Board of Trustees” or “Board”).

2.            DUTIES OF THE ADVISER.

(a)          Subject to the provisions of this Agreement, and subject to the direction and control of the Board, the Adviser shall:

(i)	act as investment adviser for the Fund and supervise and manage the investment and reinvestment of the Fund’s assets and, in connection therewith, have complete discretion in purchasing and selling securities and other assets for the Fund and in voting, exercising consents and exercising all other rights pertaining to such securities and other assets on behalf of the Fund;

(ii)	develop and provide the investment program for the Fund, including determining what portion of the Fund’s investment portfolio will be invested in securities and other assets and what portion, if any, will be uninvested, subject to the Fund’s investment objectives, strategies and policies as set forth in its then-current prospectus or statement of additional information, or as otherwise determined by the Board;

(iii)	arrange, subject to the provisions of Section 3 hereof, for the purchase and sale of securities and other assets held in the investment portfolio of the Fund;

(iv)	monitor the Fund’s compliance with its investment objectives, policies, and restrictions as set forth in its currently effective prospectus and statement of additional information;

(v)	provide recommendations to the Board from time to time regarding the Fund’s investment objectives, strategies and policies, as the Adviser deems appropriate;

(vi)	provide, as appropriate, investment research and prepare and make available to the Fund research and statistical data in connection therewith;

(vii)	keep the Fund and Board fully informed with regard to the Fund’s investment performance and investment mandate compliance; and

(viii)	furnish the Fund and Board with such other documents and information as the Fund may from time to time reasonably request.

(b)          In addition to providing investment advisory and related services set forth in Section 2(a) of the Agreement, the Adviser shall provide administrative services and facilities relating to the business operations of the Fund that are not (1) provided by employees of, or other agents engaged by, the Fund or (2) required to be provided by any person pursuant to an agreement or arrangement with the Fund. Such administrative and management services include, but are not limited to the following:

(i)	Coordinating and supervising, together with the Fund’s administrator, all aspects of the Fund’s operations, including matters relating to the functions of the custodians, depositories, transfer and pricing agents, accountants, underwriters, brokers and dealers, insurers, printers, Fund auditors, counsel and other parties performing services or operational functions for the Fund, as well as serving as the primary liaison between such service providers and the Board;

(ii)	providing office space, equipment, office supplies and other facilities, including for Board and Board committee meetings and records of the Fund;

(iii)	coordinating and overseeing the preparation and filing with the SEC of registration statements, notices, shareholder reports, proxy statements and other materials for the Fund required to be filed under applicable law;

(iv)	overseeing and assisting in the preparation of all general or routine shareholder communications;

(v)	supervising and monitoring the pricing process, including calculating the Fund’s net asset value(s), assisting in the fair valuation of all assets of the Fund for which market quotations are not readily available or as otherwise required with the 1940 Act or the Fund’s valuation procedures, and monitoring valuation information received from the independent third-party pricing services and brokers;

(vi)	arranging, as may be reasonably requested by the Board, for officers and employees of the Adviser to serve as Board members, officers, or agents of the Fund;

(vii)	coordinating, preparing and distributing, as applicable, materials for Board and Board committee meetings, including reports, evaluations, information, surveys, statistical analyses or other materials on corporate and legal and regulatory issues relevant to the Fund’s business as the Board may reasonably request from time to time, including in connection with the Board’s annual review of this Agreement, any Sub-Advisory Agreement, and related agreements;

(viii)	overseeing and monitoring the Fund’s compliance with its policies and procedures and with applicable federal, state and foreign securities laws, and the rules and regulations thereunder, as applicable, including, without limitation, the 1940 Act, the Securities and Exchange Act of 1934, as amended (the “1934 Act”), and the Securities Act of 1933, as amended, and the rules promulgated under each of the foregoing;

(ix)	administering the Fund’s code of ethics and reporting to the Board on compliance therewith;

(x)	assisting, as relevant, the Fund in connection with regulatory examinations, inspections or investigations of the Fund;

(xi)	monitoring, budgeting, approving and arranging for payment of expenses of the Fund;

(xii)	monitoring Board compliance with personal trading guidelines;

(xiii)	overseeing the Fund’s fidelity bond coverage and insurance coverage and administering claims thereunder, and filing any fidelity bonds and related notices with the SEC as required by the 1940 Act;

(xiv)	assisting the Fund with its obligations under Section 302 and 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2 under the 1940 Act, including the establishment and maintenance of internal controls and procedures that are reasonably designed to ensure that information prepared or maintained in connection with administration services provided hereunder is properly recorded, processed, summarized, or reported by the Adviser or its affiliates on behalf of the Fund so that it may be included in financial information certified by Fund officers in applicable filings;

(xv)	overseeing the maintenance of the Fund’s books and records in accordance with all applicable federal and state securities laws and regulations, subject to the provisions of Section 7 hereof;

(xvi)	overseeing the administration and implementation of the Fund’s privacy policy (including any required distribution thereof) as required under Regulation S-P;

(xvii)	implementing and maintaining a business continuation and disaster recovery program for the Fund;

(xviii)	arranging for all meetings of shareholders, including collecting all information required for the preparation of proxy statements, preparing and filing with appropriate regulatory agencies such proxy statements, supervising the solicitation of shareholders and shareholder nominees in connection therewith, tabulating (or supervising the tabulation of) votes, responding to all inquiries regarding such meetings from shareholders, the public and the media, and retaining all minutes and all other records required to be kept in connection with such meetings;

(xix)	maintaining and retaining all charter documents and filing all documents required to maintain the Fund’s organizational status under applicable state law and as a registered investment company;

(xx)	performing due diligence on the Fund’s third-party service providers and negotiating service agreements with those third-parties; and

(xxi)	providing such other services as the parties hereto may agree upon from time to time for the efficient operation of the Fund.

3.            SUB-ADVISERS AND SUB-CONTRACTORS.

(a)          The Adviser, with approval of the Board, may delegate some or all of its investment advisory duties under this Agreement to one or more Sub-Advisers that are registered under the Advisers Act, including but not limited to delegating the voting of proxies relating to the Fund’s portfolio securities in accordance with the proxy voting policies and procedures of such Sub-Adviser; provided, however, that any such delegation shall be pursuant to an agreement with terms agreed upon by the Fund and approved in a manner consistent with the requirements of the 1940 Act as such requirements may be modified by rule, regulation or order of the SEC; and provided, further, that no such delegation shall relieve the Adviser from its duties and obligations of management and supervision of the management of the Fund’s assets pursuant to this Agreement and under applicable law. In addition, the Adviser may engage other parties to assist it with any of the administrative and management services referenced in Section 2 hereof.

(b)          To the extent the Adviser delegates any of its duties under this Agreement with respect to the Fund to one or more Sub-Advisers, each such Sub-Adviser shall perform its duties subject to the direction and control of the Adviser. The Adviser shall retain overall supervisory responsibility for the general management and investment of the assets of the Fund. The Adviser’s responsibilities shall include evaluating and recommending the selection, retention, removal or replacement of one or more Sub-Advisers, and determining, as the Adviser deems appropriate, the portion of the Fund’s assets to be managed by any given Sub-Adviser and reallocating those assets as necessary from time to time, subject to Board approval. In addition, the Adviser’s responsibilities shall include:

(i)	Supervision of each Sub-Adviser in its performance of its duties under the Sub-Advisory Agreement or other arrangement;

(ii)	Assessment of the Fund’s investment focus and investment strategy for each sub-advised portion (whole or in part) of the Fund;

(iii)	Monitoring the investment performance of each Sub-Adviser and reviewing and reporting to the Board periodically on the performance of the investment adviser and recommending action(s) as appropriate;

(iv)	Conducting periodic in-person or telephonic due diligence meetings as deemed necessary by the Adviser;

(v)	Monitoring each Sub-Adviser to confirm its compliance with the investment objectives, strategies, policies and restrictions of the Fund, for any changes that may impact the Fund or the Sub-Adviser’s operations or overall business continuity, for the Sub-

Adviser’s adherence to legal and compliance procedures, for any litigation enforcement or regulatory matters relating to the Sub-Adviser, and with respect to the Sub-Adviser’s brokerage practices and trading quality;

(vi)	Analyzing, researching, selecting, and making recommendations to replace a Sub-Adviser or portfolio manager thereof, as the Adviser deems appropriate, and assisting in managing the transition process when any Sub-Adviser or portfolio manager thereof is appointed, terminated, or replaced;

(vii)	Monitoring each Sub-Adviser’s voting of proxies with respect to the Fund’s portfolio holdings;

(viii)	Performing such other periodic monitoring and reporting functions as the Board shall reasonably request consistent with this Agreement and applicable law.

4.            REPRESENTATIONS OF THE ADVISER. In the performance of its duties under this Agreement, the Adviser:

(a)          shall, in all matters, give to the Fund and its Board the benefit of its best judgment, effort, advice and recommendations and shall at all times conform to, and use its best efforts to enable the Fund to conform to: (i) the provisions of the 1940 Act and all applicable rules and regulations of the SEC thereunder; (ii) all other applicable provisions of state and federal law; (iii) the applicable provisions of the Agreement and Declaration of Trust and By-Laws, if any, of the Fund, as such documents may be amended from time to time; (iv) the investment objectives and policies of the Fund as set forth in its registration statement on Form N-2 in effect from time to time; and (v) compliance policies and procedures of the Fund as adopted by the Board;

(b)          will, with respect to the Fund’s assets not managed by a Sub-Adviser, arrange for the placing of all orders for the purchase and sale of securities and other assets for the Fund’s account either directly with the issuer or with any broker or dealer. Subject to the other provisions of this paragraph, in placing orders with brokers and dealers, the Adviser will attempt to obtain the best price and the most favorable execution of its orders. In placing orders, the Adviser will consider not only available prices (including commissions), but also other relevant factors such as, without limitation, the experience and skill of the firm’s securities traders as well as the firm’s financial responsibility and administrative efficiency. To the extent permitted by law, and consistent with this obligation, the Adviser may select brokers on the basis of the research, statistical and pricing services they provide to the Fund and other clients of the Adviser. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Adviser hereunder. Subject to Section 28(e) of the 1934 Act and any SEC staff interpretations thereof and such other conditions and limitations as may be established by the Board from time to time, if any, a commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the Adviser determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Adviser to the Fund and its other clients and that the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long-term. In no instance, however, will the Fund’s securities be purchased from or sold to the Adviser, or any affiliated person thereof, except to the extent permitted by the SEC or by applicable law. The Adviser may aggregate sales and purchase orders of the securities and other assets of the Fund with similar orders being made simultaneously for other accounts advised by the Adviser or its affiliates. Whenever the Adviser simultaneously places orders to purchase or sell the same security or other asset on behalf of the Fund and one or more other accounts advised by the Adviser or its affiliates, the Adviser will allocate the order as to price and amount among all such accounts in a manner the Adviser reasonably considers to be equitable and consistent with its fiduciary obligations to the Fund and to such other clients under the circumstances;

(c)          will treat confidentially and as proprietary information of the Fund all records and other information relative to the Fund, and the Fund’s prior, current or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Fund, which approval shall not be unreasonably withheld and may not be withheld where the Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Fund;

(d)          will maintain errors and omissions insurance in an amount at least equal to that disclosed to the Board in connection with its approval of this Agreement;

(e)          will supply such information to the Fund and permit such compliance inspections by the Fund as shall be reasonably necessary to respond to the reasonable requests of the Board, including without limitation full copies of all letters received by the Adviser during the term of this Agreement from the staff of the SEC regarding its examination of the activities of the Adviser; and

(f)          will use its best efforts to assist the Fund in implementing the Fund’s disclosure controls and procedures, and will from time to time provide the Fund a written assessment of its compliance policies and procedures that is reasonably acceptable to the Fund to enable the Fund to fulfill its obligations under Rule 38a-1 under the 1940 Act.

5.            REPRESENTATIONS OF THE FUND. The Fund represents, warrants and agrees that it:

(a)          has all requisite power and authority to enter into and perform its obligations under this Agreement;

(b)          has taken all necessary actions to authorize its execution, delivery and performance of this Agreement; and

(c)          has furnished to the Adviser copies of each of the following documents: (i) the Agreement and Declaration of Trust of the Fund; (ii) the By-Laws of the Fund, if any; (iii) the resolutions of the Board approving the engagement of the Adviser as investment adviser of the Fund and approving the form of this Agreement; and

(iv) current copies of the Fund’s prospectus and statement of additional information. The Fund shall furnish the Adviser from time to time with copies of all material amendments of or material supplements to the foregoing, if any.

6.            SERVICES NOT EXCLUSIVE. Nothing in this Agreement shall prevent the Adviser or any officer, employee or affiliate thereof from acting as investment adviser for any other person, firm or corporation, or from engaging in any other lawful activity, and shall not in any way limit or restrict the Adviser or any of its officers, employees or agents from buying, selling or trading any securities for its or their own accounts or for the accounts of others for whom it or they may be acting; provided, however, that the Adviser will undertake no activities which, in its judgment, will adversely affect the performance of its obligations under this Agreement.

7.            BOOKS AND RECORDS. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Adviser hereby agrees that all records which it maintains for the Fund are the property of the Fund and further agrees to surrender promptly to the Fund any such records upon the Fund’s request. The Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act. Notwithstanding anything in this Agreement to the contrary, and to the extent permitted by applicable law, the Fund will not object to the Adviser maintaining copies of any such records, including the performance records of the Fund, and will not object to the Adviser using such performance records to promote its services to other accounts, including other fund accounts.

8.             INDEPENDENT CONTRACTOR. The Adviser shall, for all purposes herein, be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized to do so in this Agreement or another writing by the Fund to the Adviser, have no authority to act for or represent the Fund in any way, or in any way be deemed an agent for the Fund. It is expressly understood and agreed that the services to be rendered by the Adviser to the Fund under the provisions of this Agreement are not to be deemed exclusive, and that the Adviser may give advice and take action with respect to other clients, including affiliates of the Adviser, that may be similar or different from that given to the Fund.

9.             ADVISER’S PERSONNEL. The Adviser shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary to the performance of its obligations under this Agreement.

10.          EXPENSES. During the term of this Agreement, the Fund will bear all expenses not expressly assumed by the Adviser incurred in the operation of the Fund and the offering of its shares. Without limiting the generality of the foregoing:

(a)          The Fund shall pay (i) fees payable to the Adviser pursuant to this Agreement; (ii) the cost (including brokerage commissions, transaction fees or charges, if any) incurred in connection with purchases and sales of the Fund’s portfolio securities and other investments and any losses in connection therewith; (iii) expenses of organizing the Fund; (iv) filing fees and expenses relating to registering and qualifying and maintaining the registration and qualification of the Fund’s shares for sale under federal and state securities laws; (v) the Fund’s share of compensation, fees and reimbursements paid to the Fund’s non-interested Trustees; (vi) fees or expenses of custodians, transfer agents, registrars, independent pricing vendors or other service providers (except sub-advisers); (vii) legal and accounting expenses, including costs for local representation in the Fund’s jurisdiction of organization and fees and expenses of counsel to the Fund and counsel to the Fund’s non-interested Trustees; (viii) all federal, state and local taxes (including stamp, excise, income and franchise taxes) and the preparation and filing of all returns and reports in connection therewith; (ix) cost of certificates, if any, and delivery to purchasers; (x) expenses of preparing and filing reports with federal and state regulatory authorities; (xi) the Fund’s share of expenses of shareholders’ meetings, meetings of the Board or any committee thereof, and other meetings of the Fund; (xii) expenses of preparing, printing and distributing proxy statements (unless otherwise agreed to by the Fund and the Adviser); (xiii) costs of any liability, uncollectible items of deposit and other insurance or fidelity bonds; (xiv) subject to the provisions of Section 12 hereof, any costs, expenses or losses arising out of any liability of or claim for damage or other relief asserted against the Fund for violation of any law; (xv) expenses of preparing, typesetting, printing and distributing prospectuses and statements of additional information and any supplements thereto, and reports, statements, notices and dividends to the Fund’s shareholders; (xvi) shareholder servicing fees; (xvii) interest; (xviii) governmental fees; (xix) costs, including interest expenses and loan commitment fees, of borrowing money; (xx) website costs; (xxi) the Fund’s share of compensation, fees and expenses of the Fund’s chief compliance officer and any employees of the Fund; (xxii) audit fees; and (xxiii) the Fund’s share of litigation expenses and any non-recurring or extraordinary expenses as may arise, including, without limitation, expenses relating to the Fund’s obligation to indemnify others; and

(b)          The Adviser shall pay all expenses incurred by it in the performance of its duties under this Agreement, including all costs and expenses of its employees and any overhead incurred in connection with its duties hereunder, and all fees of any Sub-Advisers.

11.          COMPENSATION. The Fund agrees to pay to the Adviser and the Adviser agrees to accept as full compensation for all services rendered by the Adviser as such, a fee calculated at the annual rate of 1.00% of the aggregate value of the Fund’s outstanding shares determined as of the last calendar day of each month (before any repurchases and prior to the fee being calculated) paid quarterly in arrears. For any period less than a month during which this Agreement is in effect, the fee shall be prorated according to the proportion which such period bears to a full month. The fee payable to the Adviser under this Agreement will be reduced to the extent required by any expense limitation agreement. The Adviser, in its sole discretion, may voluntarily absorb certain Fund expenses or waive all or a portion of its fee.

12.          LIABILITY; STANDARD OF CARE; INDEMNIFICATION.

(a)          The Adviser may rely on information reasonably believed by it to be accurate and reliable, including but not limited to, any information or report from the underlying portfolio funds in which the Fund invests, and shall give the Fund the benefit of its best judgment and effort in rendering services hereunder. Neither the Adviser nor its partners, officers, managers, employees, affiliates, successors, or other legal representatives shall be subject to any liability for any act or omission, error of judgment, mistake of law, or for any loss suffered by the Fund, in the course of, connected with, or arising out of any services to be rendered hereunder, except by reason of willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its duties or by reason of reckless disregard on the part of the Adviser of its obligations and duties under this Agreement.

(b)          The Fund will indemnify the Adviser, any affiliate of the Adviser, and each of their partners, members, managers, officers, and employees and any of their affiliated persons, executors, heirs, assigns, successors, or other legal representatives (each an “Indemnified Person”) against any and all costs, losses, claims, damages, or liabilities, joint or several, including, without limitation, reasonable attorneys’ fees and disbursements, resulting in any way from the performance or non-performance of any Indemnified Person’s duties in respect of the Fund, except those resulting from the willful misfeasance, bad faith or gross negligence of an Indemnified Person or the Indemnified Person’s reckless disregard of such duties and, in the case of criminal proceedings, unless such Indemnified Person had reasonable cause to believe its actions were unlawful (collectively, “disabling conduct”). Indemnification shall be made following: (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Indemnified Person was not liable by reason of disabling conduct; or (ii) a reasonable determination that the Indemnified Person is entitled to indemnification hereunder, provided that such determination is based upon a review of the facts and reached by (A) the vote of a majority of the Fund’s Trustees who are not parties to the proceeding or (B) legal counsel selected by a vote of a majority of the Fund’s Board, further provided that such counsel’s determination be written and provided to the Board. The Fund shall advance to an Indemnified Person reasonable attorneys’ fees and other costs and expenses incurred in connection with defense of any action or proceeding arising out of such performance or non-performance. The Adviser agrees, and each other Indemnified Person will be required to agree as a condition to any such advance from the Fund, that if one of the foregoing parties receives any such advance, the party will reimburse the Fund for such fees, costs, and expenses to the extent that it shall be determined that the party was not entitled to indemnification under this paragraph. The rights of indemnification provided hereunder shall not be exclusive of or affect any other rights to which any person may be entitled by contract or otherwise under law.

(c)          Notwithstanding any of the foregoing, the provisions of this Section 12 shall not be construed so as to relieve the Indemnified Person of, or provide indemnification with respect to, any liability (including liability under federal securities laws, which, under certain circumstances, impose liability even on persons who act in good faith) to the extent (but only to the extent) that such liability may not be waived, limited, or modified under applicable law or that such indemnification would be in violation of applicable law, but shall be construed so as to effectuate the provisions of this paragraph to the fullest extent permitted by law. The provisions of this Section 12 shall survive the termination or cancellation of this Agreement.

13.          DURATION AND TERMINATION. This Agreement shall become effective as of the date hereof and, unless sooner terminated as provided herein, shall continue in effect for a period of two years. Thereafter, if not terminated, this Agreement shall continue in effect for successive periods of 12 months, provided such continuance is specifically approved at least annually by both (a) the vote of a majority of the Board of Trustees or the vote of a majority of the outstanding voting securities of the Fund at the time outstanding and entitled to vote, and (b) the vote of a majority of the Trustees who are not parties to this Agreement or interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval. Notwithstanding the foregoing, this Agreement may be terminated by the Fund at any time, without the payment of any penalty, upon giving the Adviser 60 days’ notice (which notice may be waived by the Adviser), provided that such termination by the Fund shall be directed or approved by the vote of a majority of the Trustees of the Fund in office at the time or by the vote of the holders of a majority of the voting securities of the Fund at the time outstanding and entitled to vote, or by the Adviser on 60 days’ written notice (which notice may be waived by the Fund). This Agreement will also immediately terminate in the event of its assignment. As used in this Agreement, the terms “majority of the outstanding voting securities,” “interested person” and “assignment” shall have the same meanings of such terms in the 1940 Act.

14.          NOTICES. Any notice under this Agreement shall be in writing to the other party at such address as the other party may designate from time to time for the receipt of such notice and shall be deemed to be received on the earlier of the date actually received or on the fourth day after the postmark if such notice is mailed first class postage prepaid.

15.          AMENDMENT OF THIS AGREEMENT. This Agreement may only be amended by an instrument in writing signed by the parties hereto. Any amendment of this Agreement shall be subject to the 1940 Act.

16.          GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware for contracts to be performed entirely therein without reference to choice of law principles thereof and in accordance with the applicable provisions of the 1940 Act.

17.          USE OF THE NAME AND BRAND FOR THE FUND. The Adviser has consented to the use by the Fund of the name, brand, associated logo or trademark, or identifying word “North Square” in the name of the Fund. Such consent is conditioned upon the employment of the Adviser as the investment adviser to the Fund. The name and brand or identifying word “North Square” may be used from time to time in other connections and for other purposes by the Adviser and any of its affiliates. The Adviser may require the Fund to cease using “North

Square” in the name of the Fund and in connection with the Fund’s operations if the Fund ceases to employ, for any reason, the Adviser, any successor thereto or any affiliate thereof as investment adviser.

18.          ADDITIONAL LIMITATION OF LIABILITY. The parties hereto are expressly put on notice that the Fund’s Agreement and Declaration of Trust (the “Declaration of Trust”) was executed by a trustee of the Fund on behalf of the Fund as trustee, and not individually, and, as provided in the Declaration of Trust, the obligations of the Fund are not binding on the Fund’s trustees, officers, employees, agents or shareholders individually but are binding only upon the assets and property of the Fund.

19.          MISCELLANEOUS. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on, and shall inure to the benefit of the parties hereto and their respective successors.

20.          COUNTERPARTS. This Agreement may be executed in counterparts by the parties hereto, each of which shall constitute an original counterpart, and all of which, together, shall constitute one Agreement.

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IN WITNESS WHEREOF, the parties hereto have caused the foregoing instrument to be executed by their duly authorized officers, all as of the day and the year first above written.

THE FUND:

NORTH SQUARE EVANSTON MULTI-ALPHA FUND

By: /s/ Scott Zimmerman
Name: Scott Zimmerman
Title: Secretary and Chief Legal Officer

THE ADVISER:

NORTH SQUARE INVESTMENTS, LLC

By: /s/ Alan Molotsky
Name: Alan Molotsky
Title: Senior Managing Director and General Counsel

EXHIBIT B

INVESTMENT ADVISORY AGREEMENT BY AND BETWEEN
NORTH SQUARE EVANSTON MULTI-ALPHA FUND AND
EVANSTON CAPITAL MANAGEMENT, LLC

THIS INVESTMENT ADVISORY AGREEMENT (the “Agreement”), dated as of [●] is entered into by and between North Square Evanston Multi-Alpha Fund, a Delaware statutory trust (the “Fund”), and Evanston Capital Management, LLC, a Delaware limited liability company (the “Adviser”).

WITNESSETH:

WHEREAS, the Fund is registered with the Securities and Exchange Commission (the "SEC") as a closed-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"); and

WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and engages in the business of providing investment management and other services; and

WHEREAS, the Fund desires to retain the Adviser to render advice and services to the Fund pursuant to the terms and provisions of this Agreement, and the Adviser desires to furnish said advice and services; and

WHEREAS, the Adviser agrees to serve as the investment adviser for the Fund on the terms and conditions set forth herein; and

WHEREAS, the Adviser may retain one or more investment sub-advisers (the “Sub-Advisers”) and other parties to render portfolio management and other investment advisory and related services to the Fund pursuant to, in the case of the Sub-Advisers, investment sub-advisory agreements between the Adviser and each such Sub-Adviser (each, a “Sub-Advisory Agreement”).

NOW, THEREFORE, in consideration of the mutual premises and covenants herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, it is agreed by and between the parties hereto as follows:

1.           APPOINTMENT OF ADVISER. The Fund hereby appoints the Adviser, and the Adviser hereby accepts such appointment, to render investment advisory and related services to the Fund for the period and on the terms set forth in this Agreement, subject to the supervision and direction of the Fund’s Board of Trustees (the “Board of Trustees” or “Board”).

2.           DUTIES OF THE ADVISER.

(a) Subject to the provisions of this Agreement, and subject to the direction and control of the Board, the Adviser shall:

(i) act as investment adviser for the Fund and supervise and manage the investment and reinvestment of the Fund’s assets and, in connection therewith, have complete discretion in purchasing and selling securities and other assets for the Fund and in voting, exercising consents and exercising all other rights pertaining to such securities and other assets on behalf of the Fund;

(ii) develop and provide the investment program for the Fund, including determining what portion of the Fund’s investment portfolio will be invested in securities and other assets and what portion, if any, will be uninvested, subject to the Fund’s investment objectives, strategies and policies as set forth in its then-current prospectus or statement of additional information, or as otherwise determined by the Board;

(iii) arrange, subject to the provisions of Section 3 hereof, for the purchase and sale of securities and other assets held in the investment portfolio of the Fund;

(iv) monitor the Fund’s compliance with its investment objectives, policies, and restrictions as set forth in its currently effective prospectus and statement of additional information;

(v) provide recommendations to the Board from time to time regarding the Fund’s investment objectives, strategies and policies, as the Adviser deems appropriate;

(vi) provide, as appropriate, investment research and prepare and make available to the Fund research and statistical data in connection therewith;

(vii) keep the Fund and Board fully informed with regard to the Fund’s investment performance and investment mandate compliance; and

(viii) furnish the Fund and Board with such other documents and information as the Fund may from time to time reasonably request.

(b) In addition to providing investment advisory and related services set forth in Section 2(a) of the Agreement, the Adviser shall provide administrative services and facilities relating to the business operations of the Fund that are not (1) provided by employees of, or other agents engaged by, the Fund or (2) required to be provided by any person pursuant to an agreement or arrangement with the Fund. Such administrative and management services include, but are not limited to the following:

(i) Coordinating and supervising, together with the Fund’s administrator, all aspects of the Fund’s operations, including matters relating to the functions of the custodians, depositories, transfer and pricing agents, accountants, underwriters, brokers and dealers, insurers, printers, Fund auditors, counsel and other parties performing services or operational functions for the Fund, as well as serving as the primary liaison between such service providers and the Board;

(ii) providing office space, equipment, office supplies and other facilities, including for Board and Board committee meetings and records of the Fund;

(iii) coordinating and overseeing the preparation and filing with the SEC of registration statements, notices, shareholder reports, proxy statements and other materials for the Fund required to be filed under applicable law;

(iv) overseeing and assisting in the preparation of all general or routine shareholder communications;

(v) supervising and monitoring the pricing process, including calculating the Fund’s net asset value(s), assisting in the fair valuation of all assets of the Fund for which market quotations are not readily available or as otherwise required with the 1940 Act or the Fund’s valuation procedures, and monitoring valuation information received from the independent third-party pricing services and brokers;

(vi) arranging, as may be reasonably requested by the Board, for officers and employees of the Adviser to serve as Board members, officers, or agents of the Fund;

(vii) coordinating, preparing and distributing, as applicable, materials for Board and Board committee meetings, including reports, evaluations, information, surveys, statistical analyses or other materials on corporate and legal and regulatory issues relevant to the Fund’s business as the Board may reasonably request from time to time, including in connection with the Board’s annual review of this Agreement, any Sub-Advisory Agreement, and related agreements;

(viii) overseeing and monitoring the Fund’s compliance with its policies and procedures and with applicable federal, state and foreign securities laws, and the rules and regulations thereunder, as applicable, including, without limitation, the 1940 Act, the Securities and Exchange Act of 1934, as amended (the “1934 Act”), and the Securities Act of 1933, as amended, and the rules promulgated under each of the foregoing;

(ix) administering the Fund’s code of ethics and reporting to the Board on compliance therewith;

(x) assisting, as relevant, the Fund in connection with regulatory examinations, inspections or investigations of the Fund;

(xi) monitoring, budgeting, approving and arranging for payment of expenses of the Fund;

(xii) overseeing the Fund’s fidelity bond coverage and insurance coverage and administering claims thereunder, and filing any fidelity bonds and related notices with the SEC as required by the 1940 Act;

(xiii) assisting the Fund with its obligations under Section 302 and 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2 under the 1940 Act, including the establishment and maintenance of internal controls and procedures that are reasonably designed to ensure that information prepared or maintained in connection with administration services provided hereunder is properly recorded, processed, summarized, or reported by the Adviser or its affiliates on behalf of the Fund so that it may be included in financial information certified by Fund officers in applicable filings;

(xiv) overseeing the maintenance of the Fund’s books and records in accordance with all applicable federal and state securities laws and regulations, subject to the provisions of Section 7 hereof;

(xv) overseeing the administration and implementation of the Fund’s privacy policy (including any required distribution thereof) as required under Regulation S-P;

(xvi) implementing and maintaining a business continuation and disaster recovery program for the Fund;

(xvii) arranging for all meetings of shareholders, including collecting all information required for the preparation of proxy statements, preparing and filing with appropriate regulatory agencies such proxy statements, supervising the solicitation of shareholders and shareholder nominees in connection therewith, tabulating (or supervising the tabulation of) votes, responding to all inquiries regarding such meetings from shareholders, the public and the media, and retaining all minutes and all other records required to be kept in connection with such meetings;

(xviii) maintaining and retaining all charter documents and filing all documents required to maintain the Fund’s organizational status under applicable state law and as a registered investment company;

(xix) performing due diligence on the Fund’s third-party service providers and negotiating service agreements with those third-parties; and

(xx) providing such other services as the parties hereto may agree upon from time to time for the efficient operation of the Fund.

3.           SUB-ADVISERS AND SUB-CONTRACTORS.

(a) The Adviser, with approval of the Board, may delegate some or all of its investment advisory duties under this Agreement to one or more Sub-Advisers that are registered under the Advisers Act, including but not limited to delegating the voting of proxies relating to the Fund’s portfolio securities in accordance with the proxy voting policies and procedures of such Sub-Adviser; provided, however, that any such delegation shall be pursuant to an agreement with terms agreed upon by the Fund and approved in a manner consistent with the requirements of the 1940 Act as such requirements may be modified by rule, regulation or order of the SEC; and provided, further, that no such delegation shall relieve the Adviser from its duties and obligations of management and supervision of the management of the Fund’s assets pursuant to this Agreement and under applicable law. In addition, the Adviser may engage other parties to assist it with any of the administrative and management services referenced in Section 2 hereof.

(b) To the extent the Adviser delegates any of its duties under this Agreement with respect to the Fund to one or more Sub-Advisers, each such Sub-Adviser shall perform its duties subject to the direction and control of the Adviser. The Adviser shall retain overall supervisory responsibility for the general management and investment of the assets of the Fund. The Adviser’s responsibilities shall include evaluating and recommending the selection, retention, removal or replacement of one or more Sub-Advisers, and determining, as the Adviser deems appropriate, the portion of the Fund’s assets to be managed by any given Sub-Adviser and reallocating those assets as necessary from time to time, subject to Board approval. In addition, the Adviser’s responsibilities shall include:

(i) Supervision of each Sub-Adviser in its performance of its duties under the Sub-Advisory Agreement or other arrangement;

(ii) Assessment of the Fund’s investment focus and investment strategy for each sub-advised portion (whole or in part) of the Fund;

(iii) Monitoring the investment performance of each Sub-Adviser and reviewing and reporting to the Board periodically on the performance of the investment adviser and recommending action(s) as appropriate;

(iv) Conducting periodic in-person or telephonic due diligence meetings as deemed necessary by the Adviser;

(v) Monitoring each Sub-Adviser to confirm its compliance with the investment objectives, strategies, policies and restrictions of the Fund, for any changes that may impact the Fund or the Sub-Adviser’s operations or overall business continuity, for the Sub-Adviser’s adherence to legal and compliance procedures, for any litigation enforcement or regulatory matters relating to the Sub-Adviser, and with respect to the Sub-Adviser’s brokerage practices and trading quality;

(vi) Analyzing, researching, selecting, and making recommendations to replace a Sub-Adviser or portfolio manager thereof, as the Adviser deems appropriate, and assisting in managing the transition process when any Sub-Adviser or portfolio manager thereof is appointed, terminated, or replaced;

(vii) Monitoring each Sub-Adviser’s voting of proxies with respect to the Fund’s portfolio holdings;

(viii) Performing such other periodic monitoring and reporting functions as the Board shall reasonably request consistent with this Agreement and applicable law.

4.           REPRESENTATIONS OF THE ADVISER. In the performance of its duties under this Agreement, the Adviser:

(a) shall, in all matters, give to the Fund and its Board the benefit of its best judgment, effort, advice and recommendations and shall at all times conform to, and use its best efforts to enable the Fund to conform to: (i) the provisions of the 1940 Act and all applicable rules and regulations of the SEC thereunder; (ii) all other applicable provisions of state and federal law; (iii) the applicable provisions of the Agreement and Declaration of Trust and By-Laws, if any, of the Fund, as such documents may be amended from time to time; (iv) the investment objectives and policies of the Fund as set forth in its registration statement on Form N-2 in effect from time to time; and (v) compliance policies and procedures of the Fund as adopted by the Board;

(b) will, with respect to the Fund’s assets not managed by a Sub-Adviser, arrange for the placing of all orders for the purchase and sale of securities and other assets for the Fund’s account either directly with the issuer or with any broker or dealer. Subject to the other provisions of this paragraph, in placing orders with brokers and dealers, the Adviser will attempt to obtain the best price and the most favorable execution of its orders. In placing orders, the Adviser will consider not only available prices (including commissions), but also other relevant factors such as, without limitation, the experience and skill of the firm’s securities traders as well as the firm’s financial responsibility and administrative efficiency. To the extent permitted by law, and consistent with this obligation, the Adviser may select brokers on the basis of the research, statistical and pricing services they provide to the Fund and other clients of the Adviser. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Adviser hereunder. Subject to Section 28(e) of the 1934 Act and any SEC staff interpretations thereof and such other conditions and limitations as may be established by the Board from time to time, if any, a commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the Adviser determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Adviser to the Fund and its other clients and that the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long-term. In no instance, however, will the Fund’s securities be purchased from or sold to the Adviser, or any affiliated person thereof, except to the extent permitted by the SEC or by applicable law. The Adviser may aggregate sales and purchase orders of the securities and other assets of the Fund with similar orders being made simultaneously for other accounts advised by the Adviser or its affiliates. Whenever the Adviser simultaneously places orders to purchase or sell the same security or other asset on behalf of the Fund and one or more other accounts advised by the Adviser or its affiliates, the Adviser will allocate the order as to price and amount among all such accounts in a manner the Adviser reasonably considers to be equitable and consistent with its fiduciary obligations to the Fund and to such other clients under the circumstances;

(c) will treat confidentially and as proprietary information of the Fund all records and other information relative to the Fund, and the Fund’s prior, current or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Fund, which approval shall not be unreasonably withheld and may not be withheld where the Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Fund;

(d) will maintain errors and omissions insurance in an amount at least equal to that disclosed to the Board in connection with its approval of this Agreement;

(e) will supply such information to the Fund and permit such compliance inspections by the Fund as shall be reasonably necessary to respond to the reasonable requests of the Board, including without limitation full copies of all letters received by the Adviser during the term of this Agreement from the staff of the SEC regarding its examination of the activities of the Adviser; and

(f) will use its best efforts to assist the Fund in implementing the Fund’s disclosure controls and procedures, and will from time to time provide the Fund a written assessment of its compliance policies and procedures that is reasonably acceptable to the Fund to enable the Fund to fulfill its obligations under Rule 38a-1 under the 1940 Act.

5.           REPRESENTATIONS OF THE FUND. The Fund represents, warrants and agrees that it:

(a) has all requisite power and authority to enter into and perform its obligations under this Agreement;

(b) has taken all necessary actions to authorize its execution, delivery and performance of this Agreement; and

(c) has furnished to the Adviser copies of each of the following documents: (i) the Agreement and Declaration of Trust of the Fund; (ii) the By-Laws of the Fund, if any; (iii) the resolutions of the Board approving the engagement of the Adviser as investment adviser of the Fund and approving the form of this Agreement; and (iv) current copies of the Fund’s prospectus and statement of additional information. The Fund shall furnish the Adviser from time to time with copies of all material amendments of or material supplements to the foregoing, if any.

6.           SERVICES NOT EXCLUSIVE. Nothing in this Agreement shall prevent the Adviser or any officer, employee or affiliate thereof from acting as investment adviser for any other person, firm or corporation, or from engaging in any other lawful activity, and shall not in any way limit or restrict the Adviser or any of its officers, employees or agents from buying, selling or trading any securities for its or their own accounts or for the accounts of others for whom it or they may be acting; provided, however, that the Adviser will undertake no activities which, in its judgment, will adversely affect the performance of its obligations under this Agreement.

7.           BOOKS AND RECORDS. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Adviser hereby agrees that all records which it maintains for the Fund are the property of the Fund and further agrees to surrender promptly to the Fund any such records upon the Fund’s request. The Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act. Notwithstanding anything in this Agreement to the contrary, and to the extent permitted by applicable law, the Fund will not object to the Adviser maintaining copies of any such records, including the performance records of the Fund, and will not object to the Adviser using such performance records to promote its services to other accounts, including other fund accounts.

8.           INDEPENDENT CONTRACTOR. The Adviser shall, for all purposes herein, be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized to do so in this Agreement or another writing by the Fund to the Adviser, have no authority to act for or represent the Fund in any way, or in any way be deemed an agent for the Fund. It is expressly understood and agreed that the services to be rendered by the Adviser to the Fund under the provisions of this Agreement are not to be deemed exclusive, and that the Adviser may give advice and take action with respect to other clients, including affiliates of the Adviser, that may be similar or different from that given to the Fund.

9.           ADVISER’S PERSONNEL. The Adviser shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary to the performance of its obligations under this Agreement.

10.         EXPENSES. During the term of this Agreement, the Fund will bear all expenses not expressly assumed by the Adviser incurred in the operation of the Fund and the offering of its shares. Without limiting the generality of the foregoing:

(a) The Fund shall pay (i) fees payable to the Adviser pursuant to this Agreement; (ii) the cost (including brokerage commissions, transaction fees or charges, if any) incurred in connection with purchases and sales of the Fund’s portfolio securities and other investments and any losses in connection therewith; (iii) expenses of organizing the Fund; (iv) filing fees and expenses relating to registering and qualifying and maintaining the registration and qualification of the Fund’s shares for sale under federal and state securities laws; (v) the Fund’s share of compensation, fees and reimbursements paid to the Fund’s non-interested Trustees; (vi) fees or expenses of custodians, transfer agents, registrars, independent pricing vendors or other service providers (except sub-advisers); (vii) legal and accounting expenses, including costs for local representation in the Fund’s jurisdiction of organization and fees and expenses of counsel to the Fund and counsel to the Fund’s non-interested Trustees; (viii) all federal, state and local taxes (including stamp, excise, income and franchise taxes) and the preparation and filing of all returns and reports in connection therewith; (ix) cost of certificates, if any, and delivery to purchasers; (x) expenses of preparing and filing reports with federal and state regulatory authorities; (xi) the Fund’s share of expenses of shareholders’ meetings, meetings of the Board or any committee thereof, and other meetings of the Fund; (xii) expenses of preparing, printing and distributing proxy statements (unless otherwise agreed to by the Fund and the Adviser); (xiii) costs of any liability, uncollectible items of deposit and other insurance or fidelity bonds; (xiv) subject to the provisions of Section 12 hereof, any costs, expenses or losses arising out of any liability of or claim for damage or other relief asserted against the Fund for violation of any law; (xv) expenses of preparing, typesetting, printing and distributing prospectuses and statements of additional information and any supplements thereto, and reports, statements, notices and dividends to the Fund’s shareholders; (xvi) shareholder servicing fees; (xvii) interest; (xviii) governmental fees; (xix) costs, including interest expenses and loan commitment fees, of borrowing money; (xx) website costs; (xxi) the Fund’s share of compensation, fees and expenses of the Fund’s chief compliance officer and any employees of the Fund; (xxii) audit fees; and (xxiii) the Fund’s share of litigation expenses and any non-recurring or extraordinary expenses as may arise, including, without limitation, expenses relating to the Fund’s obligation to indemnify others; and

(b) The Adviser shall pay all expenses incurred by it in the performance of its duties under this Agreement, including all costs and expenses of its employees and any overhead incurred in connection with its duties hereunder, and all fees of any Sub-Advisers.

11.         COMPENSATION. The Fund agrees to pay to the Adviser and the Adviser agrees to accept as full compensation for all services rendered by the Adviser as such, a fee calculated at the annual rate of 1.00% of the aggregate value of the Fund’s outstanding shares determined as of the last calendar day of each month (before any repurchases and prior to the fee being calculated) paid quarterly in arrears. For any period less than a month during which this Agreement is in effect, the fee shall be prorated according to the proportion which such period bears to a full month. The fee payable to the Adviser under this Agreement will be reduced to the extent required by any expense limitation agreement. The Adviser, in its sole discretion, may voluntarily absorb certain Fund expenses or waive all or a portion of its fee.

12.         LIABILITY; STANDARD OF CARE; INDEMNIFICATION.

(a) The Adviser may rely on information reasonably believed by it to be accurate and reliable, including but not limited to, any information or report from the underlying portfolio funds in which the Fund invests, and shall give the Fund the benefit of its best judgment and effort in rendering services hereunder. Neither the Adviser nor its partners, officers, managers, employees, affiliates, successors, or other legal representatives shall be subject to any liability for any act or omission, error of judgment, mistake of law, or for any loss suffered by the Fund, in the course of, connected with, or arising out of any services to be rendered hereunder, except by reason of willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its duties or by reason of reckless disregard on the part of the Adviser of its obligations and duties under this Agreement.

(b) The Fund will indemnify the Adviser, any affiliate of the Adviser, and each of their partners, members, managers, officers, and employees and any of their affiliated persons, executors, heirs, assigns, successors, or other legal representatives (each an “Indemnified Person”) against any and all costs, losses, claims, damages, or liabilities, joint or several, including, without limitation, reasonable attorneys’ fees and disbursements, resulting in any way from the performance or non-performance of any Indemnified Person’s duties in respect of the Fund, except those resulting from the willful misfeasance, bad faith or gross negligence of an Indemnified Person or the Indemnified Person’s reckless disregard of such duties and, in the case of criminal proceedings, unless such Indemnified Person had reasonable cause to believe its actions were unlawful (collectively, “disabling conduct”). Indemnification shall be made following: (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Indemnified Person was not liable by reason of disabling conduct; or (ii) a reasonable determination that the Indemnified Person is entitled to indemnification hereunder, provided that such determination is based upon a review of the facts and reached by (A) the vote of a majority of the Fund’s Trustees who are not parties to the proceeding or (B) legal counsel selected by a vote of a majority of the Fund’s Board, further provided that such counsel’s determination be written and provided to the Board. The Fund shall advance to an Indemnified Person reasonable attorneys’ fees and other costs and expenses incurred in connection with defense of any action or proceeding arising out of such performance or non-performance. The Adviser agrees, and each other Indemnified Person will be required to agree as a condition to any such advance from the Fund, that if one of the foregoing parties receives any such advance, the party will reimburse the Fund for such fees, costs, and expenses to the extent that it shall be determined that the party was not entitled to indemnification under this paragraph. The rights of indemnification provided hereunder shall not be exclusive of or affect any other rights to which any person may be entitled by contract or otherwise under law.

(c) Notwithstanding any of the foregoing, the provisions of this Section 12 shall not be construed so as to relieve the Indemnified Person of, or provide indemnification with respect to, any liability (including liability under federal securities laws, which, under certain circumstances, impose liability even on persons who act in good faith) to the extent (but only to the extent) that such liability may not be waived, limited, or modified under applicable law or that such indemnification would be in violation of applicable law, but shall be construed so as to effectuate the provisions of this paragraph to the fullest extent permitted by law. The provisions of this Section 12 shall survive the termination or cancellation of this Agreement.

13.         DURATION AND TERMINATION. This Agreement shall become effective as of the date hereof and, unless sooner terminated as provided herein, shall continue in effect for a period of two years. Thereafter, if not terminated, this Agreement shall continue in effect for successive periods of 12 months, provided such continuance is specifically approved at least annually by both (a) the vote of a majority of the Board of Trustees or the vote of a majority of the outstanding voting securities of the Fund at the time outstanding and entitled to vote, and (b) the vote of a majority of the Trustees who are not parties to this Agreement or interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval. Notwithstanding the foregoing, this Agreement may be terminated by the Fund at any time, without the payment of any penalty, upon giving the Adviser 60 days’ notice (which notice may be waived by the Adviser), provided that such termination by the Fund shall be directed or approved by the vote of a majority of the Trustees of the Fund in office at the time or by the vote of the holders of a majority of the voting securities of the Fund at the time outstanding and entitled to vote, or by the Adviser on 60 days’ written notice (which notice may be waived by the Fund). This Agreement will also immediately terminate in the event of its assignment. As used in this Agreement, the terms “majority of the outstanding voting securities,” “interested person” and “assignment” shall have the same meanings of such terms in the 1940 Act.

14.         NOTICES. Any notice under this Agreement shall be in writing to the other party at such address as the other party may designate from time to time for the receipt of such notice and shall be deemed to be received on the earlier of the date actually received or on the fourth day after the postmark if such notice is mailed first class postage prepaid.

15.         AMENDMENT OF THIS AGREEMENT. This Agreement may only be amended by an instrument in writing signed by the parties hereto. Any amendment of this Agreement shall be subject to the 1940 Act.

16.         GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware for contracts to be performed entirely therein without reference to choice of law principles thereof and in accordance with the applicable provisions of the 1940 Act.

17.         USE OF THE NAME AND BRAND FOR THE FUND. The Adviser has consented to the use by the Fund of the name, brand, associated logo or trademark, or identifying word “Evanston” in the name of the Fund. Such consent is conditioned upon the employment of the Adviser as the investment adviser to the Fund. The name and brand or identifying word “Evanston” may be used from time to time in other connections and for other purposes by the Adviser and any of its affiliates. The Adviser may require the Fund to cease using “Evanston” in the name of the Fund and in connection with the Fund’s operations if the Fund ceases to employ, for any reason, the Adviser, any successor thereto or any affiliate thereof as investment adviser.

18.         ADDITIONAL LIMITATION OF LIABILITY. The parties hereto are expressly put on notice that the Fund’s Agreement and Declaration of Trust (the “Declaration of Trust”) was executed by a trustee of the Fund on behalf of the Fund as trustee, and not individually, and, as provided in the Declaration of Trust, the obligations of the Fund are not binding on the Fund’s trustees, officers, employees, agents or shareholders individually but are binding only upon the assets and property of the Fund.

19.         MISCELLANEOUS. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on, and shall inure to the benefit of the parties hereto and their respective successors.

20.         COUNTERPARTS. This Agreement may be executed in counterparts by the parties hereto, each of which shall constitute an original counterpart, and all of which, together, shall constitute one Agreement.

[Remainder of this page is left blank intentionally]

IN WITNESS WHEREOF, the parties hereto have caused the foregoing instrument to be executed by their duly authorized officers, all as of the day and the year first above written.

THE FUND:

NORTH SQUARE EVANSTON MULTI-ALPHA FUND

By:

Name:

Title:

THE ADVISER:

EVANSTON CAPITAL MANAGEMENT, LLC

By:

Name:

Title:

SCAN TO VIEW MATERIALS & VOTE
NORTH SQUARE EVANSTON MULTI-ALPHA FUND	To vote by Internet
1560 SHERMAN AVENUE SUITE 960	1) Read the Proxy Statement and have the proxy card below at hand.
EVANSTON, ILLINOIS 60201	2) Go to website www.proxyvote.com or scan the QR Barcode above
3) Follow the instructions provided on the website.

To vote by Telephone
1) Read the Proxy Statement and have the proxy card below at hand.
2) Call 1-800-690-6903
3) Follow the instructions.

To vote by Mail
1) Read the Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V80395-[TBD]                    KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THE BOARD OF TRUSTEES OF THE FUND UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL.		For	Against	Abstain

1.	Approval of a new investment advisory agreement between the Fund and Evanston Capital Management, LLC.	☐	☐	☐

Shares represented by a properly executed proxy will be voted in accordance with the instructions on the proxy, or, if no instructions are provided, the shares will be voted FOR the Proposal.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledge(s) receipt of this Proxy Statement of the Fund. Your signature(s) on this should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

YOUR VOTE IS IMPORTANT.
WE URGE YOU TO VOTE PROMPTLY.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Notice of Special Meeting and Proxy Statement are available at www.proxyvote.com.

V80396-[TBD]

NORTH SQUARE EVANSTON MULTI-ALPHA FUND
SPECIAL MEETING OF SHAREHOLDERS

January 29, 2026

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned shareholder of North Square Evanston Multi-Alpha Fund (the "Fund") hereby appoints Karen Jacoppo-Wood and Ian Martin, and each of them, the proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of the Fund standing in the name of the undersigned at the close of business on October 15, 2025 at a Special Meeting of Shareholders to be held at the Fund's principal office located at the office of the Fund's administrator, Ultimus Fund Solutions, LLC, at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246 on Thursday, January 29, 2026 at 10:00 A.M., Central Time or at any adjournment(s) or postponement(s) thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement for the meeting.

PLEASE VOTE, SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE